Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2X Long Copper ETF (COPZ)

Defiance Daily Target 2X Long Carbon ETF (CRBX)

Defiance Daily Target 2X Long Lithium ETF (LITX)

Defiance Daily Target 2X Long Solar ETF (TANX)

Defiance Daily Target 2X Long Uranium ETF (URAX)

listed on NYSE Arca inc.

August 20, 2024

Supplement to the Statement of Additional Information (“SAI”)

dated May 22, 2024

Effective immediately, all references in the SAI to cut-off times for orders to purchase Creation Units and orders to redeem Creation Units shall be revised to 2:00 p.m. Eastern time.

Please retain this Supplement for future reference.